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                                                                    Exhibit 99.5

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                             SHARES OF COMMON STOCK
                                       OF
                            HOMETOWN BANCSHARES, INC.

          This form, or a facsimile hereof, must be used in connection with your election if:

          (a) the certificates for your shares of common stock of Hometown Bancshares, Inc. are not immediately available;

          (b) time will not permit the Election Form and Letter of Transmittal ("Election Form") and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., Eastern time, on ____________, 2003 (the "Election Deadline"); or

          (c) the procedures for book-entry transfer cannot be completed on a timely basis.

          This form may be delivered by hand, mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.

                             The Exchange Agent is:

                         REGISTRAR AND TRANSFER COMPANY

By Mail:                         By Hand:                     By Overnight Courier:
Registrar and Transfer Company   Depository Trust Company     Registrar and Transfer Company
10 Commerce Drive                55 Water Street              10 Commerce Drive
Cranford, New Jersey 07016       1st Floor                    Cranford, New Jersey 07016
                                 Transfer Agent Drop
                                 New York, New York 10041-0099

        Delivery of this form to an address other than as set forth above or transmission via facsimile to a number other than one listed above does not constitute a valid delivery.

Ladies and Gentlemen:


          The undersigned hereby surrenders to Registrar and Transfer Company, the Exchange Agent, upon the terms and subject to the conditions set forth in the proxy statement-prospectus and the related Election Form, receipt of which are hereby acknowledged, the number of shares of common stock of Hometown set forth on the reverse side pursuant to the guaranteed delivery procedures outlined in the section of the proxy statement-prospectus entitled "Election Procedures; Surrender of Stock Certificates."

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================================================================================
Number of Shares Surrendered:_______________________________

Certificate Nos. (if available):____________________________

[_] Check box if shares will be surrendered by book-entry transfer.

DTC Account Number:_________________

Name(s) of Record Holder(s):____________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________


Area Code and Telephone Number:(    )
                               -----------------------------

Social Security Number:   -   -    or Employer identification number:     -
                       -----------                                   -----------

Dated:__________________________, 2003   _______________________________________

                                         _______________________________________
                                                  Signature(s)
================================================================================

                                    GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within three business days after the Election Deadline.

Name of Firm: ________________________      ____________________________________
                                                   (authorized signature)

Address: _____________________________     Name: _______________________________

______________________________________     Title: ______________________________
City              State       Zip Code

Area Code and Tel. No.: ______________       Dated: __________________, 2002

            DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK
                CERTIFICATES MUST BE SENT WITH THE ELECTION FORM.

This form is not to be used to guarantee signatures. If a signature on a Form of Election requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Form of Election.